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                                                                     Exhibit 4.7







                                    FORM OF



                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                          DATED AS OF FEBRUARY 19, 2002



                                      among



                           PETCO ANIMAL SUPPLIES, INC.



                                       and



                              CERTAIN STOCKHOLDERS
                         OF PETCO ANIMAL SUPPLIES, INC.





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                                TABLE OF CONTENTS



ARTICLE I. DEFINITIONS; RESTRICTIONS ON TRANSFER...............................2

         1.1      Definitions..................................................2
         1.2      Restrictions on Transfer; No Prohibited Transfer of Shares...3
                  1.2.1    Restrictions on Transfer............................3
                  1.2.2    No Prohibited Transfer of Shares....................4
         1.3      Improper Transfer............................................4
         1.4      Call Option..................................................4
         1.5      Tax Treatment................................................6

ARTICLE II. REGISTRATION RIGHTS................................................7

         2.1      Definitions..................................................7
         2.2      Demand Registrations.........................................9
                  2.2.1    Number of Demand Registrations......................9
                  2.2.2    Registration.......................................10
                  2.2.3    Inclusion of Registrable Shares....................11
                  2.2.4    Priority on Demand Registrations...................12
                  2.2.5    Compliance.........................................12
         2.3      Piggyback Registration......................................13
                  2.3.1    Right to Include Registrable Shares................13
                  2.3.2    Priority on Piggyback Registrations................13
         2.4      Registrations on Form S-3...................................16
         2.5      Registration Statement......................................17
         2.6      Registration Procedures.....................................17
         2.7      Holdback Agreements.........................................22
         2.8      Registration Expenses.......................................23
         2.9      Conditions to Holder's Rights...............................23
                  2.9.1    Cooperation........................................24
                  2.9.2    Undertakings.......................................24
                  2.9.3    Indemnification....................................24
         2.10     Indemnification.............................................24
                  2.10.1    indemnification by the Company....................24
                  2.10.2    Indemnification by Holders of Registrable Shares..25
                  2.10.3    Conduct of Indemnification Proceedings............26
                  2.10.4    Contribution......................................27
                  2.10.5    Underwriting Agreement to Govern..................27
         2.11     Rule 144....................................................28

ARTICLE III. REPRESENTATIONS AND WARRANTIES...................................28

         3.1      Representations and Warranties of the Company...............28
                  3.1.1    Organization.......................................28
                  3.1.2    Authority..........................................28
                  3.1.3    Binding Obligation.................................28


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                  3.1.4    No Conflict........................................28
         3.2      Representations and Warranties of the Stockholders..........28
                  3.2.1    Organization.......................................28
                  3.2.2    Authority..........................................28
                  3.2.3    Binding Obligation.................................29
                  3.2.4    No Conflict........................................29
                  3.2.5    Investment Intent of Management Stockholders.......29

ARTICLE IV. EFFECTIVENESS AND TERMINATION OF AGREEMENT........................29

         4.1      Effectiveness...............................................29
         4.2      Termination.................................................29

ARTICLE V. GENERAL............................................................29

         5.1      Financial Reports and Information...........................29
         5.2      Recapitalization, Exchanges, Etc., Affecting the Shares.....30
         5.3      Injunctive Relief...........................................30
         5.4      Legend......................................................30
         5.5      Amendment; Waiver; Representatives..........................31
         5.6      Additional Documents; Further Changes.......................32
         5.7      No Third-Party Benefits.....................................32
         5.8      Successors and Assigns......................................32
         5.9      Severability................................................32
         5.10     Integration.................................................33
         5.11     Governing Law...............................................33
         5.12     Attorneys' Fees.............................................33
         5.13     Headings....................................................33
         5.14     Information For Notices.....................................33
         5.15     Counterparts................................................33
         5.16     Consent to Jurisdiction.....................................33
         5.17     No Inconsistent Agreements..................................34
         5.18     Information Regarding Beneficial Ownership..................34
         5.19     No Tax Advice...............................................34
         5.20     After Acquired Shares.......................................34
         5.21     Notices.....................................................34


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                                    FORM OF

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


         THIS AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (the "AGREEMENT") is entered into as of February 19, 2002, by and among PETCO Animal Supplies, Inc., a Delaware corporation (the "COMPANY"), the persons named in Schedule I hereto (collectively the "PURCHASING STOCKHOLDERS"), the individuals named in Schedule II hereto (collectively the "MANAGEMENT STOCKHOLDERS" and each individually, a "MANAGEMENT STOCKHOLDER"), and the persons named in Schedule III hereto (collectively the "FINANCING STOCKHOLDERS"). Each of the parties to this Agreement (other than the Company) and any other Person who shall become a party to or agree to be bound by the terms of this Agreement after the date hereof is sometimes hereinafter referred to as a "STOCKHOLDER."

                                    RECITALS

         WHEREAS, the Company, BD Recapitalization Holdings LLC, a Delaware limited liability company ("BD RECAP LLC"), certain of the Management Stockholders and certain of the Financing Stockholders entered into the Stockholders Agreement, dated as of October 2, 2000, as amended by that certain Amendment No. 1 to Stockholders Agreement dated as of January 22, 2001 (as so amended, the "ORIGINAL AGREEMENT");

         WHEREAS, on December 21, 2001, the Company filed with the Commission (as defined in Section 1.1) a Registration Statement on Form S-1, as amended, pursuant to which the Company will make a firm commitment underwritten public offering of its common stock, par value $0.001 per share (the "COMMON STOCK"), for gross proceeds to the Company of greater than $75,000,000, and following the Initial Public Offering such Common Stock will be listed on the Nasdaq Stock Market (the "INITIAL PUBLIC OFFERING");

         WHEREAS, upon completion of the Initial Public Offering, which shall qualify as a "Public Offering Event" under the Original Agreement, certain rights and obligations in the Original Agreement will terminate pursuant to
Section 6.1 thereof;

         WHEREAS, in connection with the Initial Public Offering, the Company will use all or part of the proceeds thereof to redeem in full (the "REDEMPTION") all outstanding shares of the Company's 14% Series A Senior Redeemable Exchangeable Cumulative Preferred Stock, par value $0.01 per share (the "SERIES A PREFERRED STOCK"), and the Company's 12% Series B Junior Redeemable Cumulative Preferred Stock, par value $0.01 per share (the "SERIES B PREFERRED STOCK" and, together with the Series A Preferred Stock, the "PREFERRED STOCK"), and the Warrants (as defined in the Original Agreement) will be exercised or expire;

         WHEREAS, following completion of the Initial Public Offering and the Redemption, the Purchasing Stockholders, the Management Stockholders and the Financing Stockholders will own, in the aggregate, that number of shares of Common Stock set forth opposite their names on Schedule IV, and will not own any Warrants or shares of Preferred Stock (the shares of Common Stock are collectively referred to as the "COMMON SHARES," and the Common Shares, whether issued or acquired hereafter, including all shares of capital stock of the Company issuable upon the exercise of warrants, options or other rights to acquire shares of


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capital stock of the Company, or upon the conversion or exchange of any security, are collectively referred to as the "SHARES"); and

         WHEREAS, as a condition to and upon completion of the Initial Public Offering and the Redemption, the Company and each of the Stockholders desire, for their mutual benefit and protection, to enter into this Agreement to amend and restate the Original Agreement and to set forth their respective rights and obligations with respect to their Shares.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                      DEFINITIONS; RESTRICTIONS ON TRANSFER

         1.1   DEFINITIONS.

         The term "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

         "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         The term "CONTROL" (including, with correlative meanings, the terms "CONTROLLING," "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         The Management Stockholders and their respective spouses, any direct or adopted lineal descendants and ancestors and any trusts solely for the benefit of any or all of the foregoing, and any of their Transferees (as defined in Section 1.2.1), are sometimes referred to in this Agreement, collectively, as the "MANAGEMENT PARTIES" and, individually, as a "MANAGEMENT PARTY."

         "MERGER AGREEMENT" means that certain Agreement and Plan of Merger, dated as of May 17, 2000, as amended, between the Company and BD
Recapitalization Corp., a Delaware corporation and wholly owned subsidiary of BD Recap LLC.

         "PERSON" means an individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, other entity or government or other agency or political subdivision thereof.

         The Purchasing Stockholders and their respective members and affiliates and their limited partners, general partners, principals, stockholders and affiliates, and any of their Transferees, are sometimes referred to in this Agreement, collectively, as the "PURCHASER PARTIES" and, individually, as a "PURCHASER PARTY."


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         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder.

         1.2   RESTRICTIONS ON TRANSFER; NO PROHIBITED TRANSFER OF SHARES.

               1.2.1 RESTRICTIONS ON TRANSFER. Each of the Stockholders agrees that, except for (i) the Transfer (as defined below) of Shares pursuant to
Section 1.4 hereof and (ii) the Transfer of Shares by any Purchaser Party to any other Purchaser Party or to its equity participants, such Stockholder will not, directly or indirectly, sell, hypothecate, give, bequeath, transfer, assign, pledge or in any other way whatsoever encumber or dispose of (whether for or without consideration, whether voluntarily or involuntarily or by operation of law) (any such event, a "TRANSFER") any Shares now or hereafter at any time owned by such Stockholder (or any interest therein) to another Person (a "TRANSFEREE"), unless and until:

                      (a) with respect to Shares that are not subject to the Call Option pursuant to Section 1.4 below, including all of the Shares owned by the Purchaser Parties, (i) there is then in effect a registration statement under the Securities Act covering such proposed Transfer and such Transfer is (A) made in accordance with such registration statement and (B) in compliance with any applicable state securities or Blue Sky laws, (ii) the Transfer is effected pursuant to and in compliance with Rule 144 promulgated under the Securities Act and is in compliance with any applicable state securities or Blue Sky laws or (iii) (A) such Stockholder shall have furnished the Company with an opinion of counsel, to the extent reasonably required by the Company, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no registration under the Securities Act is required because of the availability of an exemption therefrom and (B) such Transfer is in compliance with any applicable state securities or Blue Sky laws; or

                      (b) with respect to Shares that are subject to the Call Option (i) the Transferee of such Transferred Shares shall have executed and delivered to the Company, as a condition precedent to such Transfer, an instrument or instruments in form and substance satisfactory to the Company confirming that the Transferee agrees to be bound by the terms of this Agreement and accepts the rights and obligations of the transferor Stockholder set forth in this Agreement as if it were the transferor Stockholder, (ii) such Stockholder shall have furnished the Company with an opinion of counsel, to the extent reasonably required by the Company, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no registration under the Securities Act is required because of the availability of an exemption therefrom and (iii) such Transfer is in compliance with any applicable state securities or Blue Sky laws.

                      (c) Notwithstanding the provisions of paragraphs (a) and
(b) above, no such registration statement or opinion of counsel shall be necessary for a Transfer (i) by a Stockholder which is a partnership to its partners or former partners in accordance with partnership interests, (ii) by a Stockholder which is a limited liability company to its members or former members in accordance with their interest in the limited liability company,
(iii) by a Stockholder to such Stockholder's spouse, any direct or adopted lineal descendant or ancestor of


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such Stockholder or his or her spouse or any trust solely for the benefit of any or all of the foregoing, provided that after giving effect to such Transfer under this clause (iii), sole voting power with respect to such Transferred Shares shall be held by the transferor Stockholder (unless such Transfer occurs by reason of the death of such Stockholder) or (iv) any Transfer by a Stockholder which is a state-sponsored employee benefit plan to a successor trust or fiduciary or pursuant to a statutory reconstitution.

               1.2.2 NO PROHIBITED TRANSFER OF SHARES. The Company shall not transfer upon its books any Shares to any Person to the extent prohibited by this Agreement and any purported transfer in violation hereof shall be null and void ab initio and of no effect.

         1.3 IMPROPER TRANSFER. Any attempt to Transfer or otherwise encumber any Shares in violation of this Agreement shall be null and void and neither the Company nor any transfer agent of such Shares shall give any effect to such attempted Transfer or encumbrance in its stock records.

         1.4 CALL OPTION. Each of the Management Stockholders agrees, for themselves and all Management Parties who subsequently acquire or hold Shares previously held by such Management Stockholder (including Transferees of such Management Stockholder), that the Company will have a call option (the "CALL OPTION") on all Shares held by any Management Stockholder or Management Party, including all Common Shares issuable upon exercise of any Employee Options (the "CALLABLE SECURITIES"), upon the voluntary termination by such Management Stockholder of such Management Stockholder's employment with the Company (each, a "CALL EVENT"); PROVIDED that the Company may provide that the Company may exercise the Call Option through the purchase of the Management Stockholder's Employee Options. The Call Option will expire: (a) with respect to Management Stockholders who began employment with the Company prior to January 1, 2001, (i) as to 50% of the Shares owned, or Common Shares issuable upon exercise of any Employee Options owned, by each such Person upon the closing of the Initial Public Offering and (ii) as to 25% of the Shares owned, or Common Shares issuable upon exercise of any Employee Options owned, by each such Person upon each of the first two anniversaries of the date of the closing of the Initial Public Offering, or (b) with respect to Management Stockholders who began employment with the Company on or after January 1, 2001, (i) as to 25% of the Shares owned, or Common Shares issuable upon exercise of any Employee Options owned, by each such Person upon the closing of the Initial Public Offering and
(ii) as to 25% of the Shares owned, or Common Shares issuable upon exercise of any Employee Options owned, by each such Person upon each of the first three anniversaries of the date of the closing of the Initial Public Offering. Upon the occurrence of a Call Event, the Company may exercise the Call Option by written notice (an "OPTION NOTICE") of its election to do so delivered to the Management Stockholder (or, if different, the then current holder of the Shares) within the later of (1) ninety (90) days after such Call Event, (2) the date of expiration of the options, in the event of an election to purchase Employee Options and (3) thirty (30) days after the Management Stockholder's exercise of Employee Options, in the case of an election to purchase Common Shares issuable upon exercise of options to acquire Common Shares from the Company, and, upon the giving of such notice, the Company will be obligated to purchase, and the Management Stockholder (or, if different, the then current holder of the Shares) ("SELLER") will be obligated to sell, all or any lesser portion indicated in the Option


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Notice of the Callable Securities owned at the time of the Call Event by the
Seller. The consideration for the Callable Securities referred to in the preceding sentence shall be the Management Stockholder's Cost of such Callable Securities.

         The closing for all purchases and sales of Callable Securities pursuant to this Section 1.4 will be at the principal executive offices of the Company on the 60th day after the giving of the Option Notice. The applicable purchase price for the Callable Securities will be paid in cash or by cashier's check. The Seller will cause the Callable Securities to be delivered to the Company at the closing free and clear of all liens, charges or encumbrances of any kind except those which shall continue to apply to such Shares by the terms of this Agreement. Such Seller will take all such actions as the Company reasonably requests to vest in the Company title to the Callable Securities free of any lien, charge or encumbrance incurred by or through the Seller.

         Notwithstanding any other section of this Agreement, in the event a Management Stockholder's employment with the Company is terminated other than through the Management Stockholder's Retirement from the Company, all of the Management Stockholder's Employee Options may be exercisable for three months following such termination and the exercise price may be paid at the Management Stockholder's election (a) by cash or cashiers check, or (b) by surrender of Common Shares or Employee Options (other than Common Shares or Employee Options that are subject to the Call Option) ("NET ISSUANCE") as determined below. If the Management Stockholder elects the Net Issuance method, the Company will issue Shares in accordance with the following formula:

               X    =     Y(A-B)
                          ------
                             A

         Where:

               X =  the number of Shares to be issued to the Stockholder

               Y = the number of Shares requested to be exercised under this Agreement

               A =  the Fair Market Value of one (1) Share

               B =  the exercise price

Notwithstanding, any other section of this Agreement, in the event a Management Stockholder's employment with the Company is terminated through the Management Stockholder's Retirement from the Company, all of the Management Stockholder's Employee Options may be exercised at any time and from time to time until the expiration of such Employee Options.

         For purposes of this Section 1.4, the following terms have the following meanings:

         "MANAGEMENT STOCKHOLDER'S COST" means (x) in respect of Common Shares
(1) $0.50 per share (subject to adjustment for stock splits, stock dividends, recapitalizations or


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similar events), with respect to Common Shares which were retained by the holder thereof pursuant to Section 2.2(c) of the Merger Agreement, (2) the Fair Market Value of such Common Shares at the time such Common Shares were originally acquired from the Company, with respect to Common Shares which were acquired pursuant to the exercise of Options (as defined in the Merger Agreement) retained by the holder thereof pursuant to Section 2.6(c) of the Merger Agreement, or (3) the consideration originally paid to the Company for such Common Shares, with respect to Common Shares which are otherwise acquired, (y) with respect to Options (as defined in the Merger Agreement) retained by the holder thereof pursuant to Section 2.6(c) of the Merger Agreement, the excess of $0.50 over the exercise price thereof per share (subject to adjustment for stock splits, stock dividends, recapitalizations or similar events), and (z) with respect to Employee Options granted after the Effective Time (as defined in the Merger Agreement), the amount, if any, paid by the holder thereof to the Company to acquire such options.

         "FAIR MARKET VALUE" means, as of any date, the value of a share of the Common Stock determined as follows: (a) if the Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices; (b) if the Common Stock is publicly traded and is then listed on a national securities exchange but is not quoted on the Nasdaq National Market, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading; (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported in the Western Edition of THE WALL STREET JOURNAL, for the over-the-counter market; or (d) if none of the foregoing is applicable, by the Company's Board of Directors in good faith.

         "RETIREMENT" means retirement pursuant to the Company's standard retirement policy in effect from time to time but in no event prior to the age of 65, unless otherwise agreed upon by the Stockholder and the Company's Board of Directors.

         1.5 TAX TREATMENT. The attachment of restrictions to the Shares held by the Management Stockholders and the subsequent lapse of those restrictions (the "EXCHANGE RESTRICTIONS") is not intended to constitute a transfer of property in connection with the performance of services by the Management Stockholders within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended (the "CODE"). Accordingly, the Company will not report compensation to the Management Stockholders at any time with respect to the Exchange Restrictions unless required to by applicable law.


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                                  ARTICLE II.
                              REGISTRATION RIGHTS.

         2.1   DEFINITIONS.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder.

         "FINANCING HOLDER" means a Holder of Registrable Financing Shares, including a Transferee of Registrable Financing Shares if (i) the Transfer to such Transferee is not prohibited by this Agreement, and (ii) the Shares Transferred to such transferee continue to be Registrable Shares.

         The Financing Stockholders, and any accounts managed by Trust Company of the West, and any of their Transferees, are sometimes referred to in this Agreement, collectively, as the "FINANCING PARTIES" and, individually, as a "FINANCING PARTY."

         "HOLDER" means a Holder of Registrable Shares. A Person is deemed to be a Holder of Registrable Shares whenever such Person owns Registrable Shares; PROVIDED, HOWEVER, that unless the Company is otherwise notified by the Holder of Registrable Shares, the Holder of Registrable Shares shall be deemed to be that Person set forth on the books and records of the Company or the registrar for such Registrable Shares.

         "LGP HOLDER" means a Holder of Registrable LGP Shares, including a Transferee of Registrable LGP Shares if (i) the Transfer to such Transferee is not prohibited by this Agreement, and (ii) the Shares Transferred to such transferee continue to be Registrable Shares.

         Green Equity Investors III, L.P. and its members and affiliates and their limited partners, general partners, principals, stockholders and affiliates, and any of their Transferees, are sometimes referred to in this Agreement, collectively, as the "LGP PARTIES" and, individually, as an "LGP PARTY."

         "MAJORITY MANAGEMENT STOCKHOLDERS" means Management Holders holding a majority of the voting power of all Registrable Management Shares held by the Management Holders.

         "MANAGEMENT HOLDER" means a Holder of Registrable Management Shares, including a Transferee of Registrable Management Shares if (i) the Transfer to such Transferee is not prohibited by this Agreement, and (ii) the Shares Transferred to such Transferee continue to be Registrable Shares.

         "PURCHASER HOLDER" means the LGP Holders and the TPG Holders.

         "REGISTRABLE FINANCING SHARES" means (i) the shares of Common Stock owned by the Financing Parties immediately following the Initial Public Offering or subsequently acquired by any Financing Party (and any securities issued or issuable with respect to such Common

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Stock by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise) and (ii) the shares of the Company's preferred stock owned by the Financing Parties prior to their redemption by the Company.

         "REGISTRABLE LGP SHARES" means (i) the shares of Common Stock owned by the LGP Parties immediately following the Initial Public Offering or subsequently acquired by any LGP Party (and any securities issued or issuable with respect to such Common Stock by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise) and (ii) the shares of the Company's preferred stock owned by the LGP Parties prior to their redemption by the Company.

         "REGISTRABLE MANAGEMENT SHARES" means the shares of Common Stock owned by the Management Parties immediately following the Initial Public Offering or subsequently acquired by any Management Party (and any securities issued or issuable with respect to such Common Stock by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise); PROVIDED, HOWEVER, the Registrable Management Shares shall not include Shares which are then subject to the Call Option.

         "REGISTRABLE PURCHASER SHARES" means the Registrable LGP Shares and the Registrable TPG Shares.

         "REGISTRABLE TPG SHARES" means (i) the shares of Common Stock owned by the TPG Parties immediately following the Initial Public Offering or subsequently acquired by any TPG Party (and any securities issued or issuable with respect to such Common Stock by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise) and (ii) the shares of the Company's preferred stock owned by the TPG Parties prior to their redemption by the Company.

         "REGISTRABLE SHARES" means the Registrable Financing Shares, the Registrable Management Shares and the Registrable Purchaser Shares; PROVIDED, HOWEVER, that any such Shares will cease to be Registrable Shares, as the case may be, when (i) a registration statement covering such Shares has been declared effective and such Shares have been disposed of pursuant to such effective registration statement or (ii) such Shares are distributed to the public pursuant to Rule 144.

         "RULE 144" means Rule 144 promulgated under the Securities Act.

         "SELLING HOLDER" means, with respect to any registration statement, any Holder whose Registrable Shares are included therein.

         "TPG HOLDER" means a Holder of Registrable TPG Shares, including a Transferee of Registrable TPG Shares if (i) the Transfer to such Transferee is not prohibited by this Agreement, and (ii) the Shares Transferred to such transferee continue to be Registrable Shares.

         TPG Partners III, L.P., TPG Parallel III, L.P., TPG Dutch Parallel III, C.V., TPG Investors III, L.P., FOF Partners III, L.P. and FOF Partners III-B, L.P. and their respective members and affiliates and their limited partners, general partners, principals, stockholders and


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affiliates, and any of their Transferees, are sometimes referred to in this
Agreement, collectively, as the "TPG PARTIES" and, individually, as a "TPG
PARTY."

         2.2   DEMAND REGISTRATIONS.

               2.2.1  NUMBER OF DEMAND REGISTRATIONS.

                      (a) LGP HOLDERS' DEMAND RIGHTS. LGP Holders, acting collectively as a group, holding an aggregate number of Registrable LGP Shares at least equal to or greater than fifty percent (50%) of the number of Registrable LGP Shares outstanding on the date of their request shall be entitled to make written request (any such written request pursuant to this Section 2.2 by Purchaser Holders, Management Holders or Financing Holders, a "DEMAND") of the Company to register under the Securities Act (including, but not limited to, a shelf registration under Rule 415 promulgated under the Securities Act) (any such Demand by Purchaser Holders, Management Holders or Financing Holders to register Registrable Shares pursuant to this Section 2.2, a "DEMAND REGISTRATION") all or part of the Registrable LGP Shares; PROVIDED, HOWEVER, that not more than an aggregate of three (3) Demand Registrations with respect to the Registrable LGP Shares may be made pursuant to the rights granted by this Section 2.2.1(a).

                      (b) TPG HOLDERS' DEMAND RIGHTS. TPG Holders, acting collectively as a group, holding an aggregate number of Registrable TPG Shares at least equal to or greater than fifty percent (50%) of the number of Registrable TPG Shares outstanding on the date of their request shall be entitled to make a Demand of the Company to consummate a Demand Registration of all or part of the Registrable TPG Shares; PROVIDED, HOWEVER, that not more than an aggregate of three (3) Demand Registrations with respect to the Registrable TPG Shares may be made pursuant to the rights granted by this Section 2.2.1(b).

                      (c) MANAGEMENT HOLDERS' DEMAND RIGHTS.

                          (i)    Commencing on the date that is six (6) months
after the later of (A) the Initial Public Offering and (B) the sale by the Purchasing Stockholders, any Purchaser Party and the equity participants of any Purchaser Party, in the aggregate when combined with all such sales (excluding any Transfer by any Purchaser Party to any other Purchaser Party or to its equity participants) by all such parties, of Shares equal to twenty-five percent (25%) or more of the Shares owned by the Purchasing Stockholders immediately following the Effective Time (as defined in the Merger Agreement), the Majority Management Stockholders shall be entitled to Demand of the Company one (1) Demand Registration with respect to the Registrable Management Shares.

                          (ii)   Commencing on the date that is six (6) months
after the later of (A) the Initial Public Offering and (B) the sale by the Purchasing Stockholders, any Purchaser Party and the equity participants of any Purchaser Party, in the aggregate when combined with all such sales (excluding any Transfer by any Purchaser Party to any other Purchaser Party or to its equity participants) by all such parties, of Shares equal to fifty percent (50%) or more of the Shares owned by the Purchasing Stockholders immediately following the Effective Time (as defined in the Merger Agreement), the Majority Management Stockholders shall be entitled to Demand of the Company (X) one Demand Registration with respect to the Registrable Management Shares or (Y) if the Majority Management Stockholders have not made a Demand Registration pursuant to Section 2.2.1(c)(i), two (2) Demand Registrations with respect to the Registrable Management Shares.

                      (d) FINANCING HOLDERS' DEMAND RIGHTS. Commencing on the date that is six (6) months after the Initial Public Offering, Financing Holders, acting collectively as a group, holding an aggregate number of Registrable Financing Shares at least equal to or greater than fifty percent (50%) of the number of Registrable Financing Shares outstanding on the date of their request shall be entitled to make a Demand of the Company to consummate a Demand Registration of all or part of the Registrable Financing Shares; PROVIDED, HOWEVER, that not more than one (1) Demand Registration with respect to the Registrable Financing Shares may be made pursuant to the rights granted by this Section 2.2.1(d).

                      (e) SELECTION OF UNDERWRITER. Any Demand Registration hereunder shall be on any appropriate form under the Securities Act permitting registration of such Registrable Shares for resale by the Selling Holders in the manner or manners designated by them (including, without limitation, pursuant to one or more underwritten offerings). The determination of whether the offering will involve an underwritten offering, and the selection of investment bankers and managers, if any, and counsel, shall be made by Holders of a majority of the Registrable Shares demanded to be included in such registration; PROVIDED, HOWEVER, that the selection of investment bankers and managers, if any, and counsel so selected shall be reasonably satisfactory to the Company. If requested, the Company shall enter into an underwriting or purchase agreement with an investment banking firm in connection with a Demand Registration, containing representations, warranties, indemnities and agreements then customarily included in underwriting or purchase agreements by such underwriter with respect to secondary distributions of securities.

                2.2.2 REGISTRATION. The Company shall file a registration statement with respect to each Demand Registration and use its best efforts to cause the same to be declared effective as promptly as practicable following such Demand, but not later than one hundred twenty (120) days thereafter. Unless all of the Registrable Shares covered by the registration statement have earlier been sold or withdrawn from sale, the Company shall keep any such Registration Statement effective for a period of at least one hundred eighty (180) days after such registration statement is first declared effective plus a period equal to
(x) any period during which the Selling Holders are prohibited from making sales because of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court plus (y) any Demand Suspension Period (as defined below) plus (z) any holdback period pursuant to
Section 2.7 that occurs while the registration statement is effective (the "DEMAND PERIOD") and a registration will not count as a Demand Registration unless it is declared effective by the Commission and remains effective until the earlier of such time as all of the Registrable Shares included in such registration have been sold or disposed of or withdrawn from sale by the Selling Holders or the expiration of the Demand Period or, if the registration remains effective for a shorter period, the Selling Holders have sold at least eighty percent (80%) of their Registrable Shares included in such Demand Registration. In addition, a request for registration shall not be deemed to constitute a Demand Registration if: (a) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Demand Registration are not satisfied other than by reason of some act or omission by the Selling Holders; (b) the Company voluntarily takes any action that would result in the Selling Holders not being able to sell such Registrable Shares covered thereby during the Demand Period; (c) after it has become effective, such Demand Registration becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court and such order, injunction or requirement is not promptly withdrawn or lifted, and such Demand Registration has not otherwise remained effective for the Demand Period (including effective periods both before and after the order, injunction or requirement is made or imposed); or (d) such Demand Registration does not involve an underwritten offering and the Selling Holders determine not to proceed following any delay imposed hereunder by the Company; PROVIDED, HOWEVER, that prior to such a delay under this clause (d), the Selling Holders have not sold more than eighty percent (80%) of the Registrable Shares included in such Demand Registration. Notwithstanding the foregoing, the Company may, at any time, delay the filing or delay or suspend the effectiveness of the Demand Registration or, without suspending such effectiveness, instruct the Selling Holders not to sell any securities included in the Demand Registration, if the Company shall have determined in good faith (as evidenced by a resolution of the Company's Board of Directors delivered to the Selling Holders) that proceeding with the Demand Registration at such time may have a material adverse effect on the Company or the Company shall have determined upon the advice of counsel that as a result of complying with such Demand it would be required to disclose any material actions proposed to be taken by the Company in good faith and for valid business reasons, including, without limitation, the acquisition or divestiture of assets, which disclosure may have a material adverse effect on the Company or on such actions (a "DEMAND SUSPENSION PERIOD"), by providing the Selling Holders with written notice of such Demand Suspension Period and the reasons therefor. The Company shall use its reasonable best efforts to provide such notice at least ten (10) days prior to the commencement of such a Demand Suspension Period; PROVIDED, HOWEVER, that in any event the Company shall provide such notice no later than the commencement of such Demand Suspension Period; and provided, further, that in no event shall the Demand Suspension Periods exceed a total of sixty (60) days in any twelve (12) month period.

         The Company further agrees to supplement or amend such registration statement with respect to such Demand Registration, as required by the registration form utilized by the Company or by the instructions applicable to such registration form or by the Securities Act for the registration of securities or as reasonably requested (which request shall result in the filing of a supplement or amendment subject to approval thereof by the Company, which approval shall not be unreasonably withheld) by any Selling Holder or any managing underwriter of Registrable Shares to which such Demand Registration relates, and the Company agrees to furnish to the Selling Holders (and any managing underwriter) copies, in substantially the form proposed to be used and/or filed, of any such supplement or amendment prior to the use thereof and/or filing thereof with the Commission. The Company shall amend or supplement the registration statement with respect to such Demand Registration no less frequently than every forty five (45) days to update the list of Selling Holders pursuant to written requests by such Holders.

               2.2.3 INCLUSION OF REGISTRABLE SHARES. Any written request for a Demand shall specify the number of Registrable Shares to be registered and the intended methods of disposition thereof. Within ten (10) days after receipt of such Demand, the Company shall give written notice of such registration request to all Holders, as applicable, which have not made the Demand, and, subject to the limitations set forth elsewhere herein, the Company shall include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the date on which such notice is given. Each such request shall also specify the aggregate number of Registrable Shares to be registered. The Company may also include in such Demand Registration shares of Common Stock for the account of the Company and any other Persons who hold shares of Common Stock.

               2.2.4 PRIORITY ON DEMAND REGISTRATIONS. If a Demand Registration is an underwritten registration and the managing underwriters of such offering determine that the aggregate number of (a) Registrable Shares of the Selling Holders exercising their rights to participate in the Demand Registration on a demand basis, pursuant to this Section 2.2; (b) Shares of the Company; and (c) Shares of any other Persons entitled to participate in such Demand Registration, in each case proposed to be included in such registration statement, exceeds the maximum number of Shares that can reasonably be expected to be sold within a price range acceptable to the Company and the Selling Holders, then the number of shares to be offered for the account of the Company and for the account of all such other Persons, other than holders of Registrable Shares who initiated the demand, participating in such registration shall be reduced or limited pro rata (and to zero, if necessary) in proportion to the respective number of Shares requested to be registered to the extent necessary to reduce the total number of Shares requested to be included in such registration statement to the maximum number of Shares that can reasonably be expected to be included therein and still satisfy such price requirement. If the foregoing market "cutback" does not reduce the aggregate number of Shares proposed to be included in the registration statement to the maximum number of Shares that can reasonably be expected to be sold within the price range acceptable to the Company and the Selling Holders, the Company shall further reduce the number of Shares to be included in such registration pro rata among all such remaining Selling Holders on the basis of the number of Registrable Shares requested to be included by all such Selling Holders. Any request for registration with respect to which such a market "cutback" with respect to such Selling Holders occurs shall be deemed to constitute a Demand Registration for all purposes of this Article II; PROVIDED, HOWEVER, that if any such market "cutback" occurs with respect to a Demand Registration and all Selling Holders who initiated the Demand are not able to sell at least eighty percent (80%) of the Registrable Shares which such Holders proposed to sell pursuant to such Demand Registration, then, although such request for registration will be effectuated, such request will not count against the number of Demands to which the Purchaser Holders, the Management Holders and the Financing Holders are entitled pursuant to Section 2.2 hereof.

               2.2.5 COMPLIANCE. Notwithstanding any other provisions hereof, the Company shall use its reasonable best efforts to ensure that (a) any registration statement filed in connection with a Demand Registration, and any amendment thereto, and any prospectus forming a part thereof, and any supplement thereto, complies in all material respects with the Securities Act and the rules and regulations thereunder, (b) any registration statement filed in connection with a Demand Registration, and any amendment thereto, does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (c) any prospectus forming part of any registration statement filed in connection with a Demand Registration, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading.

         2.3   PIGGYBACK REGISTRATION.

               2.3.1 RIGHT TO INCLUDE REGISTRABLE SHARES. If the Company at any time proposes to register any of its equity securities under the Securities Act, whether or not for sale for its own account, on a form and in a manner which would permit registration of Registrable Shares for a public offering under the Securities Act (other than on a registration statement (a) on Form S-4 or Form S-8 or any successor form thereto or (b) filed in connection with an exchange offer), the Company shall give written notice of the proposed registration to each Holder at least fifteen (15) days prior to the filing thereof, and each Holder shall have the right to request that all or any part of its Registrable Shares of the same class or series of the equity securities proposed to be registered by the Company be included in such registration by giving written notice to the Company within ten (10) days after the giving of such notice by the Company. If the registration statement is to cover an underwritten offering, such Registrable Shares shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. Notwithstanding the foregoing, a Holder may not request the registration of its Registrable Shares if such Shares may, at the time (or within thirty days thereafter), be distributed to the public pursuant to Rule 144, or any other similar provision hereafter adopted by the Commission.

               2.3.2  PRIORITY ON PIGGYBACK REGISTRATIONS.

                      (a) COMPANY REGISTRATIONS. If the registration is an underwritten primary registration on behalf of the Company and the managing underwriter(s) of such offering determine in their good faith judgment that the aggregate number of securities, including Registrable Shares, of the Company which all Holders and all other security holders of the Company, pursuant to contractual rights to participate in such registration (the "OTHER HOLDERS"), propose to include in such registration statement exceeds the maximum number of securities, including Registrable Shares, that can reasonably be expected to be sold in such offering without materially and adversely affecting the marketability of the offering or the selling price to be obtained, the Company will include in such registration, first, the shares of Common Stock or other securities which the Company proposes to sell and, second, the Registrable Shares of such Selling Holders and other securities to be sold for the account of Other Holders, pro rata among all such Selling Holders and Other Holders, taken together, on the basis of the number of Registrable Shares or other securities of the Company requested to be included by all Selling Holders and Other Holders who have requested that securities owned by them be so included (it being agreed and understood, however, that such managing underwriter(s) shall have the right to eliminate entirely the participation in such registration of all Selling Holders and Other Holders).

                      (b) SELLING HOLDERS' REGISTRATION.

                          (i)    If the registration is being made pursuant to a
Demand by Purchaser Holders pursuant to Section 2.2 hereof, and the managing underwriter(s) determine that the aggregate number of securities which all Selling Holders, the Company and all Other Holders propose to include in such registration exceeds the maximum number of securities that can reasonably be expected to be sold within the price range acceptable to the Company and the Purchaser Holders that are Selling Holders, the Company will include in such registration, first, the Registrable Purchaser Shares of the Selling Holders participating in such registration on a demand basis in accordance with Section
2.2.4 hereof, and, second, any securities to be sold for the account of the Company, securities to be sold for the account of the Selling Holders that are either Purchaser Holders or Management Holders or Financing Holders and that are participating in such offering on a piggyback basis and any securities to be sold for the account of the Other Holders electing to include securities in such registration, PRO RATA among the Company, all such Selling Holders and all such Other Holders, taken together, on the basis of the number of Shares or other securities to be sold by the Company in the absence of such PRO RATION, the number of Registrable Shares or other securities requested to be included by all such Selling Holders and the number of Shares or other securities requested to be included by all such Other Holders (it being agreed and understood, however, that such managing underwriter(s) shall have the right to eliminate entirely the participation therein of the Company and of all such Selling Holders and Other Holders pursuant to the terms of this sentence).

                          (ii)   If the registration is being made pursuant to a
Demand by Management Holders pursuant to Section 2.2 hereof, and the managing underwriter(s) determine that the aggregate number of securities which all Selling Holders, the Company and all Other Holders propose to include in such registration exceeds the maximum number of securities that can reasonably be expected to be sold within the price range acceptable to the Company and the Management Holders that are Selling Holders, the Company will include in such registration, first, the Registrable Management Shares of the Selling Holders participating in such registration on a demand basis in accordance with Section
2.2.4 hereof, and, second, any securities to be sold for the account of the Company, securities to be sold for the account of the Selling Holders that are either Purchaser Holders or Management Holders or Financing Holders and that are participating in such offering on a piggyback basis and any securities to be sold for the account of the Other Holders electing to include securities in such registration, PRO RATA among the Company, all such Selling Holders and all such Other Holders, taken together, on the basis of the number of Shares or other securities to be sold by the Company in the absence of such PRO RATION, the number of Registrable Shares or other securities requested to be included by all such Selling Holders and the number of Shares or other securities requested to be included by all such Other Holders (it being agreed and understood, however, that such managing underwriter(s) shall have the right to eliminate entirely the participation therein of the Company and of all such Selling Holders and Other Holders pursuant to the terms of this sentence).

                          (iii)  If the registration is being made pursuant to a
Demand by Financing Holders pursuant to Section 2.2 hereof, and the managing underwriter(s) determine that the aggregate number of securities which all Selling Holders, the Company and all Other Holders propose to include in such registration exceeds the maximum number of securities that can reasonably be expected to be sold within the price range acceptable to the Company and the Financing Holders that are Selling Holders, the Company will include in such registration, first, the Registrable Financing Shares of the Selling Holders participating in such registration on a demand basis in accordance with Section 2.2.4 hereof, and, second, any securities to be sold for the account of the Company, securities to be sold for the account of the Selling Holders that are either Purchaser Holders or Management Holders or Financing Holders and that are participating in such offering on a piggyback basis and any securities to be sold for the account of the Other Holders electing to include securities in such registration, PRO RATA among the Company, all such Selling Holders and all such Other Holders, taken together, on the basis of the number of Shares or other securities to be sold by the Company in the absence of such PRO RATION, the number of Registrable Shares or other securities requested to be included by all such Selling Holders and the number of Shares or other securities requested to be included by all such Other Holders (it being agreed and understood, however, that such managing underwriter(s) shall have the right to eliminate entirely the participation therein of the Company and of all such Selling Holders and Other Holders pursuant to the terms of this sentence).

                      (c) OTHER HOLDERS' REGISTRATION. If the registration is an underwritten secondary registration on behalf of any of the Other Holders pursuant to demand registration rights and the managing underwriters determine that the aggregate number of securities which all Selling Holders, the Company and all Other Holders propose to include in such registration exceeds the maximum number of securities that can reasonably be expected to be sold within the price range acceptable to the Company and the Other Holders, the Company will include in such registration, first, the securities to be sold for the account of the Other Holders demanding registration (but only to the extent such Other Holders are entitled to demand inclusion thereof pursuant to demand registration rights), second, any securities to be sold for the account of the Company, and, third, the Registrable Shares of such Selling Holders and other securities to be sold for the account of the Other Holders electing to include (but not being entitled pursuant to demand registration rights to demand inclusion of) securities in such registration, pro rata among all such Selling Holders and Other Holders, taken together, on the basis of the number of Registrable Shares or other securities of the Company requested to be included by all Selling Holders and such Other Holders who have requested that securities owned by them be included (it being agreed and understood, however, that such managing underwriter(s) shall have the right to eliminate entirely the participation therein of all such Selling Holders and Other Holders with respect to such securities since they are not entitled to demand inclusion of such securities pursuant to demand registration rights).

                      (d) UNDERWRITERS. Registrable Shares proposed to be registered and sold for the account of any Selling Holder pursuant to a piggyback registration shall be sold to prospective underwriters selected or approved by the Company, and on the terms and subject to the conditions of one or more underwriting agreements negotiated between the Company, the Selling Holders, if any, and/or Other Holders demanding registration and such prospective underwriters. The Selling Holders shall be permitted to withdraw all or a part of the Registrable Shares held by such Selling Holders which were to be included in such piggyback registration at any time prior to the effective date of such registration. The Company may withdraw any registration statement for such registration at any time before it becomes effective, or postpone the offering of securities, without obligation or liability to any Selling Holder participating on a piggyback basis (except pursuant to Section 2.8 hereof).

         2.4 REGISTRATIONS ON FORM S-3. At such time as the Company shall have qualified for the use of Form S-3, or any similar form or forms promulgated by the Commission, the Holders shall each have the right to request an unlimited number of registrations on Form S-3. Any such request shall be in writing, shall specify the Registrable Securities intended to be sold or disposed of by the Holders thereof, shall state the intended method of disposition of such Registrable Securities by the Holder(s) requesting such registration and shall relate to Registrable Securities having proposed gross cash offering proceeds (prior to deduction of underwriters commissions and expenses, if any) of Two Million Dollars ($2,000,000) or more for all Registrable Securities to be included, on the basis of a reasonable (in light of the current market price) proposed per share offering price. The Company shall be obligated to effect such registration or registrations on Form S-3 as soon as practicable after receipt of such request; PROVIDED, HOWEVER, that the Company shall not be obligated to effect the filing of a registration pursuant to this Section 2.4: (a) during the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on a date one hundred eighty (180) days following the effective date of, a registration statement pertaining to a public offering of Common Stock for the account of the Company, PROVIDED that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that, in the good faith judgment of the Company's underwriter for an underwritten offering or of the Company's Board of Directors for any other offering, an offering pursuant to such a registration statement would interfere in any material respect with the successful marketing (including pricing) of the Common Stock to be included in the Company's proposed registration statement, or (b) if the Company's Board of Directors shall determine in good faith that such filing will interfere in any material respect with a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of the Company. In the event the Company's obligations are abated pursuant to the foregoing proviso, and if any of the Holders on whose behalf the requested registration statement would be filed and who were unable to have all of the Registrable Securities included in the Company's registration statement pursuant to Section
2.3 hereof and then want such registration statement to be filed, the Company shall file such registration statement as promptly as practicable following (x) one hundred eighty (180) days after the effective date of the registration statement with respect to the offering referred to in clause (a) above, or (y) the date on which the transactions referred to in clause (b) above shall have been completed or abandoned (as the case may be), but not later than one hundred twenty (120) days after the initial registration request notice was given; PROVIDED FURTHER, HOWEVER, that the Company shall not be obligated to file and cause to become effective (i) more than two (2) registrations on Form S-3 in any one twelve (12) month period or (ii) any registration on Form S-3 within six (6) months after the effective date of any previous registration statement filed under Section 2.2 or Section 2.3, with respect to which all Holders who had requested the inclusion of any such shares in a registration statement were entitled to included in such registration statement all Registrable Securities requested to be included therein. No registration pursuant to this Section 2.4 shall count as a Demand Registration pursuant to Section 2.2 hereof.

         2.5 REGISTRATION STATEMENT. In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, the Company will furnish each Selling Holder and each underwriter, if any, with a copy of the registration statement and all amendments thereto and will supply each such Selling Holder with copies of any prospectus included therein (including a preliminary prospectus and all amendments and supplements thereto), in each case including all exhibits, and such other documents as may be reasonably requested, in such quantities as may be reasonably necessary for the purposes of the proposed sale or distribution covered by such registration (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such Selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Shares covered by such registration statement or prospectus). The Company shall not, however, be required to maintain the registration statement relating to a Demand Registration and to supply copies of a prospectus for a period beyond the Demand Period, and, at the end of such period, the Company may register any Registrable Shares covered by such registration statement and not then sold or distributed. In connection with any such registration of Registrable Shares, the Company will, at the request of the managing underwriter with respect thereto (or, if not an underwritten offering, at the request of Selling Holders holding a majority of the Registrable Shares to be included in the registration) use its reasonable best efforts to register or qualify such Registrable Shares for sale under the securities laws of such states as is reasonably requested to permit the distribution of such Registrable Shares and to use its reasonable efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective and to do such other acts or things reasonably necessary to enable the disposition in such jurisdictions of the securities covered by the applicable registration statement in accordance with applicable Blue Sky securities laws of such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or become subject to taxation in any jurisdiction. In connection with any offering of Registrable Shares registered pursuant to this Agreement, the Company shall (a) furnish each Selling Holder, at the Company's expense and at least three (3) business days prior to the sale of any Registrable Shares to the underwriters, with unlegended certificates in a form eligible for deposit with The Depository Trust Company representing ownership of the Registrable Shares which are sold pursuant to the registration statement, in such denominations and registered in such names as the managing underwriter, if any, or such Selling Holder shall reasonably request, and (b) instruct the transfer agent and registrar of the Common Stock to release any stop transfer orders with respect to the Registrable Shares so sold.

         2.6 REGISTRATION PROCEDURES. In connection with the Company's obligations to effect a registration pursuant to Sections 2.2, 2.3 and 2.4 (but subject to the last sentence of Section 2.3.2(d) and provided that any time periods set forth in this Section 2.6 regarding effective periods and the like shall apply only in the event of a Demand Registration), the Company will as expeditiously as is reasonably practicable:

               (a) prepare and file with the Commission as soon as practicable (in the case of a Demand Registration) a registration statement with respect to such Registrable Shares, on a form available for the sale of the Registrable Shares by the Holders thereof in accordance with the intended method or methods of distribution thereof and use its commercially reasonable efforts to cause each such registration statement to become and remain effective; PROVIDED, HOWEVER, that before filing a registration statement or prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference) and, whether or not filed pursuant to Section 2.2, 2.3 or 2.4, the Company will furnish to the Holders of the Registrable Shares covered by such registration statement and the underwriters, if any, and any attorney, accountant or other agent retained by the Holders of Registrable Shares covered by such registration statement, copies of all such documents proposed to be filed, which documents will be subject to the review and comment of such Holders, such counsel and underwriters, if any. The Company will not file any registration statement or any amendment thereto or any prospectus or any supplement thereto in connection with a Demand Registration pursuant to Section
2.2 (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the Holders of a majority of the Registrable Shares covered by such registration statement or the underwriters, if any, shall reasonably and timely object;

               (b) prepare and file with the Commission such amendments and post-effective amendments to such registration statement and such supplements to the prospectus used in connection therewith as may be necessary to keep such registration statement effective (to the extent otherwise required by this Agreement) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of the Demand Period (in the case of a Demand Registration), whichever occurs earlier; PROVIDED, HOWEVER, that the only remedy for any failure to keep the registration statement so effective shall be as set forth in Section 2.2.2 and PROVIDED, FURTHER, that the Company will have no obligation to a Selling Holder participating on a "piggyback" basis in a registration statement that has become effective to keep such registration statement effective for a period beyond one hundred twenty
(120) days from the effective date of such registration statement;

               (c) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

               (d) notify each Selling Holder and the managing underwriter, if any, promptly (and in any event within three (3) business days): (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for any amendments or supplements to the registration statement or the prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) if, at any time prior to the closing contemplated by an underwriting agreement entered into in connection with such registration statement, that the representations and warranties of the Company contained in such agreement cease to be true and correct; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (vi) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference in order to make the statements therein not misleading; and (vii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be required;

               (e) make commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of a prospectus or suspending the qualification of any of the Registrable Shares included therein for sale in any jurisdiction (subject to the proviso at the end of the penultimate sentence of Section 2.5), and, in the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Shares included in such registration statement for sale in any jurisdiction (subject to the proviso at the end of the penultimate sentence of Section 2.5), the Company will use its reasonable best efforts to promptly obtain the withdrawal of any such order;

               (f) furnish to each Selling Holder and the managing underwriters, if any, without any additional charge, one signed copy of the registration statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

               (g) as promptly as reasonably practicable, if required, based on the advice of the Company's counsel, or upon the occurrence of any event contemplated by Section 2.6(d) hereof, prepare and file a supplement or post-effective amendment to the registration statement, the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               (h) cause all Registrable Shares covered by the registration statement to be listed on each securities exchange on which identical securities issued by the Company are then listed if requested by the Selling Holders holding a majority in number of the Registrable Shares covered by the Registration Statement or the managing underwriters, if any;

               (i) provide and cause to be maintained a transfer agent and registrar for all Registrable Shares covered by such registration statement from and after a date not later than the effective date of such registration statement;

               (j) use its reasonable best efforts to provide a CUSIP number for the Registrable Shares, not later than the effective date of the registration statement;

               (k) use its reasonable best efforts to (i) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and not objected to by the Holders of a majority of the Registrable Shares being sold), and updates thereof addressed to the Selling

Holders, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the underwriters, if any; and (ii) obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsel to the Holders of a majority of the Registrable Shares being sold) from the Company's independent certified public accountants addressed to such Selling Holders (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the registration statement), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings and such other matters as the underwriters, if any, or the Holders of a majority of the Registrable Shares being sold, reasonably request. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder or, if not an underwritten offering, as otherwise reasonably requested by the Holders of a majority of the Registrable Shares being sold;

               (l) make available for inspection by a representative of the Selling Holders and any attorneys or accountants retained by such Holders (and, to the extent reasonably requested, furnish copies), in connection with the preparation of a registration statement pursuant to this Agreement, all financial and other records and pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative(s), attorney(s) or accountant(s) in connection with such registration; PROVIDED, HOWEVER, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order or under applicable law; and PROVIDED, FURTHER, that appropriate arrangements are made, to the extent required by applicable antitrust law, to limit access to such information of the Company to representatives of the Holders who are not officers or employees of the Selling Holders; and PROVIDED, FURTHER, that, without limiting the foregoing, no such information shall be used by any such Person in connection with any market transactions in securities of the Company or its subsidiaries in violation of law;

               (m) enter into such agreements reasonably requested (including, as applicable, an underwriting agreement in form, scope and substance as is customary in underwritten secondary offerings and is reasonably satisfactory to the Company) and take all such other customary and reasonable actions in connection therewith (including those requested by the managing underwriters) in order to expedite or facilitate the disposition of the Registrable Shares, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                   (i) make such representations and warranties to the Holders of such Registrable Shares included in the registration statement and the underwriters, if any, with respect to the business of the Company and the registration statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same, if and when reasonably requested; and

                   (ii) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Shares being included in the registration statement and managing underwriters, if any, to evidence compliance with clause (a) above and with any provisions contained in the underwriting agreement or other similar agreement entered into by the Company;

The above shall be done at each closing under such underwriting or similar agreement or, if not an underwritten offering, to the extent otherwise reasonably requested by the Holders of a majority of the Registrable Shares being sold pursuant to the registration statement;

               (n) (i) if so required by the managing underwriter in an underwritten offering of Registrable Shares covered by a registration statement filed pursuant to Section 2.2, 2.3 or 2.4 hereof, not publicly or privately sell, make any short sale of, loan, grant any option, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the ten (10) days prior to and the ninety (90) days after any underwritten registration pursuant hereto has become effective, except as part of such underwritten registration and except pursuant to any exchange offer or registrations on Form S-4 or S-8 or any successor or similar forms thereto, except that the Company may make grants of options under its stock option plans and may issue securities issuable upon the exercise or conversion of outstanding convertible securities, stock options and other options, warrants and rights of the Company and (ii) if requested, use reasonable efforts to cause each holder of ten percent (10%) or more of the securities of the same class as the securities included in any underwritten registration pursuant to Section 2.2 hereof, or any securities convertible into or exchangeable or exercisable for such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public or private sale or distribution or otherwise dispose (including sales pursuant to Rule 144) of any such securities during the ten
(10) days prior to and the ninety (90) days after any underwritten registration pursuant hereto has become effective (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree;

               (o) if requested, furnish each Selling Holder with a copy (or a reasonable number of copies, as requested) of the registration statement (together with the Exhibits thereto) and each amendment thereto prior to the filing thereof with the Commission;

               (p) if requested by the managing underwriters, if any, or a Holder of Registrable Shares being sold, promptly incorporate in a prospectus, supplement or post-effective amendment such information as the managing underwriters, if any, and the Holders of the Registrable Shares being sold reasonably request to be included therein relating to the sale of the Registrable Shares, including, without limitation, information with respect to the number of Registrable Shares being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering; and make all required filings of such prospectus, supplement or post-effective amendment promptly following notification of the matters to be incorporated in such supplement or post-effective amendment;

               (q) upon the occurrence of any event that would cause a shelf registration statement (i) to contain a material misstatement or omission or
(ii) to be not effective and usable for resale of Registrable Shares during the Demand Period, the Company shall promptly file an amendment to such shelf registration statement, in the case of clause (i), correcting any such misstatement or omission and, in the case of either clause (i) or (ii), use its commercially reasonable efforts to cause such amendment to be declared effective and such shelf registration statement to become usable as soon as reasonably practicable thereafter;

               (r) otherwise use its reasonable best efforts to (i) comply with all applicable rules and regulations of the Commission and to take all other steps reasonably necessary to effect the registration of the Registrable Shares covered by the registration statement contemplated hereby, and (ii) make available to its security holders an earnings statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than forty-five
(45) days after the end of any twelve-month (12) period (or ninety (90) days after the end of any twelve-month (12) period if such period is a fiscal year) (or in each case within such extended period of time as may be permitted by the Commission for filing the applicable report with the Commission) (y) commencing at the end of any fiscal quarter in which Registrable Shares are sold to underwriters in a firm commitment or best efforts underwritten offering and (z) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said twelve-month (12) periods; and

               (s) in connection with any underwritten offering, cooperate with all marketing efforts reasonably requested by the managing underwriter or managing underwriters in connection with the sale of the Registrable Shares, including, without limitation, participation in a reasonable number of road-show presentations and other marketing activity by Management Stockholders and other employees of the Company requested by such underwriter or underwriters; PROVIDED, HOWEVER, that the scheduling of the road-show presentations shall be set in consultation with the Company and will not require the Company's involvement at any time or place to which the Company has a reasonable objection.

         2.7 HOLDBACK AGREEMENTS. Each of the Company and each Holder of Registrable Shares (whether or not such Registrable Shares are covered by a Registration Statement filed pursuant to Section 2.2 or 2.3 hereof) agrees, if requested (pursuant to a timely written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Company's securities, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the period beginning ten (10) days prior to, and ending one hundred and eighty (180) days after, the closing date of the underwritten offering made pursuant to such Registration Statement. The foregoing provisions shall not apply to the Company or any Holder of Registrable Shares if such Person is prevented by applicable statute or regulation from entering into any such agreement; PROVIDED, HOWEVER, that any such Person shall undertake not to effect any public sale or distribution of the class of securities covered by such Registration Statement (except as part of such underwritten offering) during such period unless it has provided sixty (60) days' prior written notice of such sale or distribution to the managing underwriter.

         2.8 REGISTRATION EXPENSES. Except as otherwise required by state securities laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company and the Selling Holders in connection with carrying out their obligations under this Article II, including but not limited to, (a) the reasonable and documented fees and expenses of one law firm (plus local counsel) for the Selling Holders (which counsel shall be selected by Holders of a majority of the Registrable Shares held by the Holders who initially requested the applicable registration), (b) all registration, filing fees and expenses (including fees with respect to filings made with the NASD, including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel, as may be required by the rules and regulations of the NASD), (c) fees and expenses of compliance with securities or Blue Sky laws (including fees and disbursements of counsel for the underwriters or Selling Holders in connection with Blue Sky qualifications of the Registrable Shares and determinations of their eligibility for investment under the laws of such jurisdiction as the managing underwriters or Holders of a majority of the Registrable Shares being sold may designate, subject to the proviso at the end of the penultimate sentence of Section 2.5), (d) printing expenses (including printing certificates for the Registrable Shares to be sold and the registration statements and prospectuses), messenger and delivery expenses, duplication, word processing, and telephone expenses, (e) fees and disbursements of counsel for the Company, and (f) fees and disbursements of all independent certified public accountants of the Company incurred in connection with such registration (including the expenses of any special audit and "cold comfort" letters incident to such registration) and fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Shares) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne by the Company regardless of whether a registration statement becomes effective; PROVIDED, HOWEVER, that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the fees and expenses of any Person, including special experts, retained by the Company, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the Nasdaq Stock Market; and PROVIDED, FURTHER, that each Selling Holder shall pay (x) all costs and expenses of counsel (other than the counsel costs referred to in (a) above), accounting or financing professionals retained by such Selling Holder, (y) all underwriting discounts, commissions, fees and expenses and all transfer taxes with respect to the Shares sold by such Selling Holder, and (z) all other expenses incurred by such Selling Holder and incidental to the sale and delivery of the Shares to be sold by such Holder.

         2.9 CONDITIONS TO HOLDER'S RIGHTS. It shall be a condition of each Selling Holder's rights hereunder that:

               2.9.1 COOPERATION. Such Selling Holder shall cooperate with the Company by supplying information and executing documents relating to such Selling Holder or the securities of the Company owned by such Selling Holder in connection with such registration which are customary for offerings of the type then proposed (including agreeing to sell such Selling Holder's Registrable Shares on the basis provided in any underwriting arrangements containing customary terms reasonably satisfactory to such Selling Holder);

               2.9.2 UNDERTAKINGS. Such Selling Holder shall enter into any undertakings and take such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request as being necessary to insure compliance with federal and state securities laws and the rules or other requirements of the NASD or which the Company or the underwriters may reasonably request to otherwise effectuate the offering; and

               2.9.3 INDEMNIFICATION. Such Selling Holder shall execute and deliver an agreement to indemnify to the fullest extent permitted by law and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, any underwriter (as defined in the Securities
Act), and each person, if any, who controls the Company or such underwriter within the meaning of the Securities Act, against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which the Company or any such director, officer, underwriter or controlling person may become subject under the Securities Act or otherwise, in such manner as is customary for registrations of the type then proposed, but only with respect to written information about or pertaining to such Selling Holder furnished by such Selling Holder for inclusion in the Registration Statement.

         2.10  INDEMNIFICATION.

               2.10.1 INDEMNIFICATION BY THE COMPANY. In the case of any offering registered pursuant to this Agreement, the Company agrees to indemnify to the fullest extent permitted by law and hold each Selling Holder, each affiliate of such Selling Holder and each director, officer, agent, representative, principal, partner and employee of such Selling Holder and its affiliates, each Person who controls each Selling Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act and the directors, officers, agents, principals, partners or employees of each such controlling person harmless against any and all losses, claims, damages, liabilities, actions (including reasonable and documented costs, including, without limitation, costs of preparation and reasonable attorneys' fees and disbursements) and expenses, including reasonable expenses of investigation (collectively "LOSSES") to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, insofar as any such Losses shall arise out of, be caused by or shall be based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of the Registrable Shares covered thereby, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereof), if used prior to the effective date of such registration statement, or contained in the prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereof, including the information deemed part of such registration statement pursuant to Rule 430A promulgated under the Securities Act), if used within the period during which the Company shall be required to keep the registration statement to which such prospectus relates current pursuant to the terms of this Agreement, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the indemnification agreement contained in this Section 2.10.1 shall not apply to such Losses which shall arise from the sale of Registrable Shares to any Person if such Losses shall arise out of, shall be caused by or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, (x) if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Company by and about such Selling Holder specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto; (y) if such untrue statement or omission was made in any preliminary prospectus to the extent that (i) the prospectus corrected such untrue statement or such omission and (ii) the Selling Holder was legally required to and failed to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale by such Selling Holder of Registrable Shares to the Person asserting the claim from which such Losses arise and the Company made the prospectus available to such Selling Holder in accordance with the terms of the Agreement; or (z) if any such Losses arise out of, are caused by or are based upon an untrue statement or omission in the prospectus, to the extent that (i) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (ii) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented, such Selling Holder was legally required to and thereafter fails to deliver such prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Shares to the Person asserting the claim from which such Losses arise. This indemnity shall be in addition to any other indemnification arrangements to which the Company may otherwise be a party.

               2.10.2 INDEMNIFICATION BY HOLDERS OF REGISTRABLE SHARES. Each Selling Holder agrees to indemnify to the fullest extent permitted by law and hold the Company and each other Selling Holder, and their respective affiliates, directors, officers, agents, members, principals, partners and employees, each Person who controls the Company or such other Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the directors, officers, agents or employees of such controlling persons harmless against any and all Losses arising out of, caused by or based upon any untrue statement of a material fact contained in any registration statement, prospectus or form of prospectus, or arising out of, caused by or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the preliminary prospectus and the prospectus, in each case including amendments or supplements), in the light of the circumstances in which they were made not misleading, to the extent, but only to the extent, that such untrue statement or omission was contained in any information regarding such Selling Holder furnished in writing by such Selling Holder to the Company, expressly for use in such registration statement or prospectus; PROVIDED, HOWEVER, that the obligation to indemnify will be several and not joint and in no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds (net of the payment of underwriting discounts and commissions payable by such Selling Holder) received by any such Selling Holder upon the sale of the Registrable Shares giving rise to such indemnification obligation. The Company and the Selling Holders shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons and regarding such Person expressly for use in any prospectus or registration statement.

               2.10.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnity under this Agreement (an "INDEMNIFIED PARTY") shall give prompt written notice to the party from which such indemnity is sought (the "INDEMNIFYING PARTY") of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; PROVIDED, HOWEVER, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been prejudiced materially by such failure. The Indemnifying Party shall have the right exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding to assume, at the Indemnifying Party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; PROVIDED, HOWEVER, that under such circumstances an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Indemnifying Party agrees to pay such fees and expenses; or (2) the Indemnifying Party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the Indemnified Party shall have been advised by counsel that (a) there may be one or more material defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party or its affiliates or (b) a conflict of interest likely exists if such counsel represents such Indemnified Party and such Indemnifying Party or its affiliate, in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or proceeding, or separate but substantially similar or related claims or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel which such counsel shall be designated by the Indemnified Party and be reasonably acceptable to the Indemnifying Party) at any time for such Indemnified Party, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). The Indemnifying Party shall not consent to entry of any judgment or settle or compromise any pending or threatened claim, action or proceeding, unless it contains as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party of a release, in form and substance satisfactory to such Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

         The Indemnifying Party's liability to any such Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder.

               2.10.4 CONTRIBUTION. If the indemnification provided for in this
Section 2.10 is unavailable to an Indemnified Party in respect of any Losses or is insufficient to hold such Indemnified Party harmless, then, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act, each applicable Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations appropriate under the circumstances. The relative fault of such Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission to state a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information concerning the matter with respect to which the claim was asserted and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.10.4 were determined by PRO RATA allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.10.4, no Indemnifying Party that is a Selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Selling Holder from the sale of Registrable Shares exceeds the amount of any damages that such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               2.10.5 UNDERWRITING AGREEMENT TO GOVERN. At such time as an underwriting agreement with respect to a particular underwriting is entered into, the terms of any such underwriting agreement shall govern with respect to the matters set forth therein to the extent inconsistent with this Section 2.10; PROVIDED, HOWEVER, however, that the indemnification provisions of such underwriting agreement as they relate to Selling Holders are customary for registrations of the type then proposed and provide for indemnification by such Selling Holders only with respect to written information regarding such Selling Holder furnished by such Selling Holders.

         2.11 RULE 144. Following the Initial Public Offering, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and will take such further action as any Holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder of Registrable Shares, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Stockholders as follows:

               3.1.1 ORGANIZATION. It is a corporation duly organized and validly existing under the laws of the State of Delaware.

               3.1.2 AUTHORITY. It has full corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

               3.1.3 BINDING OBLIGATION. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on its part, and, assuming the due execution by the Stockholder seeking enforcement against the Company, this Agreement constitutes its binding obligation, enforceable against it in accordance with its terms, except insofar as enforceability may be limited by bankruptcy, insolvency, moratorium or other laws which may affect creditors rights and remedies generally and by principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

               3.1.4 NO CONFLICT. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of law, statute, rule or regulation to which it is subject, (b) violate any order, judgment or decree applicable to it, or (c) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation or its bylaws or any material agreement or other material instrument to which it is a party or by which it or its property is bound.

         3.2 REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. Each of the Stockholders represents and warrants to each other and to the Company as follows (except with respect to the representations in Section 3.2.5, which are made solely by the Management Stockholders):

               3.2.1 ORGANIZATION. If it is an entity, it is a corporation, limited partnership or other entity duly organized and validly existing under the laws of its respective state of organization.

               3.2.2 AUTHORITY. It has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

               3.2.3 BINDING OBLIGATION. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary action on its part, and, assuming the due execution by the Company, this Agreement constitutes its binding obligation, enforceable against it in accordance with its terms, except insofar as enforceability may be limited by bankruptcy, insolvency, moratorium or other laws which may affect creditors' rights and remedies generally and by principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

               3.2.4 NO CONFLICT. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of law, statute, rule or regulation to which it is subject, (b) violate any order, judgment or decree applicable to it, or (c) conflict with, or result in a breach or default under, any term or condition of its certificate or articles of incorporation, bylaws, trust or equivalent governing document or any material agreement or other material instrument to which it is a party or by which it or its property is bound.

               3.2.5 INVESTMENT INTENT OF MANAGEMENT STOCKHOLDERS. The Shares owned by such Management Stockholder were acquired by such Management Stockholder for investment only and not with a view to any public distribution thereof, and there is not any current plan or intention on the part of such Management Stockholder to offer to sell, exchange or otherwise dispose of the Shares owned by such Management Stockholder in violation of any of the requirements of the Securities Act or any comparable state or foreign securities law.

                                  ARTICLE IV.
                   EFFECTIVENESS AND TERMINATION OF AGREEMENT

         4.1 EFFECTIVENESS. This Agreement is conditioned on and shall become effective immediately prior to the closing of the Initial Public Offering. Until this Agreement becomes effective, the Original Agreement remains in full force and effect, and in the event the closing of the Initial Public Offering does not occur on or before May 15, 2002, the execution and delivery of this Agreement shall be disregarded and this Agreement shall be deemed null and void for all purposes.

         4.2 TERMINATION. Subject to Section 4.1, this Agreement shall terminate on October 2, 2010.

                                   ARTICLE V.
                                    GENERAL

         5.1   INTENTIONALLY OMITTED.

         5.2 RECAPITALIZATION, EXCHANGES, ETC., AFFECTING THE SHARES. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the Shares and any option, right or warrant to acquire Common Shares, and (b) any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for any Shares, by combination, recapitalization, reclassification, merger, consolidation or otherwise. In the event of any change in the capitalization of the Company, as a result of any stock split, stock dividend or stock combination, the provisions of this Agreement shall be appropriately adjusted.

         5.3 INJUNCTIVE RELIEF. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that, in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy of law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

         5.4 LEGEND. In addition to any other legend which may be required by applicable law, each share certificate representing Shares which are subject to this Agreement shall have endorsed, to the extent appropriate, upon its face the following words:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED,

         HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, PROVIDED AN OPINION OF COUNSEL IS FURNISHED TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

         IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF A CERTAIN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, AS SUCH MAY BE AMENDED FROM TIME TO TIME (THE "STOCKHOLDERS AGREEMENT"), A COPY OF WHICH IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY. NO TRANSFER OF THE SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH STOCKHOLDERS AGREEMENT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO OTHER RIGHTS AND OBLIGATIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

To the extent the circumstances or provisions requiring any of the above legends have ceased to be effective, the Company will upon request reissue certificates without the applicable legend or legends.

         5.5 AMENDMENT; WAIVER; REPRESENTATIVES. This Agreement may be amended, modified, supplemented or terminated only by a written instrument signed by each of (a) the Company, (b) Stockholders holding a majority of the Registrable Purchaser Shares, (c) Management Stockholders holding a majority of the Registrable Management Shares and (d) Financing Stockholders holding a majority of the Registrable Financing Shares. No provision of this Agreement may be waived orally, but only by a written instrument signed by the party against whom enforcement of such waiver is sought. Stockholders shall be bound from and after the date of the receipt of a written notice from the Company setting forth such amendment or waiver by any consent authorized by this Section 5.5, whether or not the Shares shall have been marked to indicate such consent; no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence. For purposes of this Agreement, the parties hereto shall designate and appoint representatives (each, a "REPRESENTATIVE") as provided in this
Section 5.5. The Purchaser Parties hereby designate and appoint ________ (or any successor designated in writing by the

Purchaser Parties holding Shares that constitute, on a fully-diluted basis, a majority in value of the Shares held by all of the Purchaser Parties) as Representative on behalf of the Purchaser Parties; the Management Parties hereby designate and appoint Brian K. Devine (or any successor designated in writing by Management Parties holding Shares that constitute, on a fully-diluted basis, a majority in value of the Shares held by all of the Management Parties) as Representative on behalf of the Management Parties; and the Financing Parties hereby designate and appoint Jean-Marc Chapus (or any successor designated in writing by Financing Parties holding Shares that constitute, on a fully-diluted basis, a majority in value of the Shares held by all of the Financing Parties) as Representative on behalf of the Financing Parties. Each Representative shall have the authority to receive any notices, settle any claims, agree to any amendments, and grant any consents or waivers on behalf of the parties that such Representative represents. The parties hereto shall be entitled to deal exclusively with the respective Representatives with respect to matters arising out of this Agreement, and the parties hereto shall be entitled to deliver any notices to the respective Representatives and rely on any action of the respective Representatives with respect to actions taken under this Agreement on behalf of the parties hereto.

         5.6 ADDITIONAL DOCUMENTS; FURTHER CHANGES. Each party hereto agrees to execute any and all further documents and writings within its powers and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

         5.7 NO THIRD-PARTY BENEFITS. Other than Section 2.10 hereof, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

         5.8 SUCCESSORS AND ASSIGNS. Subject to the terms hereof, this Agreement shall be binding upon and shall inure to the benefit of the Stockholders, and their respective successors and permitted assigns; PROVIDED, HOWEVER, (a) neither this Agreement nor any rights or obligations hereunder may be transferred by the Company and (b) no rights or obligations of any Stockholder under this Agreement may be assigned except that (x) any Stockholder may transfer its rights and obligations hereunder, in whole or in part in connection with a Transfer of Shares made in compliance with all of the provisions of this Agreement and (y) any Purchaser Party may transfer such Purchaser Party's rights hereunder, in whole or in part, to any affiliate in connection with a Transfer of Shares made in compliance with all of the provisions of this Agreement.

         5.9 SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein; PROVIDED, HOWEVER, that the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such invalid, illegal or unenforceable term, provision, covenant or restriction.

         5.10 INTEGRATION. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter, including the Original Agreement.

         5.11 GOVERNING LAW. THE RIGHTS AND LIABILITIES OF THE PARTIES SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE CHOICE OF LAWS PROVISIONS OF SUCH STATE OR ANY OTHER JURISDICTION.

         5.12 ATTORNEYS' FEES. Should any litigation or arbitration be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such proceeding shall be entitled, in addition to such other relief as may be granted, to the reasonable attorneys' fees and court costs incurred by reason of such litigation or arbitration.

         5.13 HEADINGS. The headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular Section.

         5.14 INFORMATION FOR NOTICES. No Stockholder (other than a Stockholder as of the date of this Agreement with respect to the Shares held as of such date) shall hold any of its Shares in nominee name unless it otherwise provides the Company and the other Stockholders with its name and address and other information reasonably requested by the Company in order to establish such Stockholder's particular status under this Agreement (e.g., Purchaser Holder, Management Party, etc.).

         5.15 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5.16 CONSENT TO JURISDICTION. Each Stockholder agrees that any proceeding arising out of or relating to this Agreement or the breach or threatened breach of this Agreement may be commenced and prosecuted in a court in the State of Delaware. Each Stockholder hereby irrevocably and unconditionally consents and submits to the non-exclusive personal jurisdiction of any court in the State of Delaware in respect of any such proceeding. Each Stockholder consents to service of process upon it with respect to any such proceeding by registered mail, return receipt requested, and by any other means permitted by applicable laws and rules. Each Stockholder waives any objection that it may now or hereafter have to the laying of venue of any such proceeding in any court in the State of Delaware and any claim that it may now or hereafter have that any such proceeding in any court in the State of Delaware has been brought in an inconvenient forum.

         5.17 NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreements with respect to its securities which are inconsistent with or violate in any material respects the rights granted to the parties to this Agreement.

         5.18 INFORMATION REGARDING BENEFICIAL OWNERSHIP. Each Stockholder agrees to promptly provide to the Company any information or representations that the Company may request regarding such holder's beneficial ownership of shares of any class of the Company's capital stock.

         5.19 NO TAX ADVICE. Each Management Stockholder acknowledges that the United States federal, state, local and other tax consequences to such stockholder of acquiring, holding and selling or otherwise disposing of its Shares may be affected by an election by such stockholder under Section 83(b) of the Code (an "83(b) ELECTION") with regard to such Shares. Each Management Stockholder understands and acknowledges that (a) it has not relied on the Company or the Purchasing Stockholders (or any of their affiliates, employees, agents or advisors) with regard to the desirability or manner of making an 83(b) Election and (b) the Company has urged such stockholder to consult its tax advisor with regard to the desirability and manner of making an 83(b) Election. Each Management Stockholder shall promptly provide the Company with a copy of any 83(b) Elections made by such stockholder with regard to its Shares.

         5.20 AFTER ACQUIRED SHARES. The provisions of this Agreement shall apply to any shares of capital stock of the Company acquired after the date hereof by any party hereto or by any party that agrees to be bound by the terms thereof.

         5.21 NOTICES. Unless otherwise specified herein, all notices and other communications hereunder shall be in writing and shall be deemed given upon personal delivery, facsimile transmission (which is confirmed), telex or delivery by an overnight express courier service (delivery, postage or freight charges prepaid), or on the fourth day following deposit in the United States mail (if sent by registered or certified mail, return receipt requested, delivery, postage or freight charges prepaid, and otherwise to be sent by first class mail), addressed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         if to the Company, to:

         PETCO Animal Supplies, Inc.
         9125 Rehco Road
         San Diego, California 92121-2270
         Attention: James M. Myers, Chief Financial Officer
         Telephone: (858) 453-7845
         Facsimile: (858) 657-2085
         with a copy (which shall not constitute notice) to:

         Latham & Watkins
         701 "B" Street, Suite 2100
         San Diego, California 92101
         Attention: Thomas Edwards, Esq.
         Telephone: (619) 236-1234
         Facsimile: (619) 696-7419

         If to any of the Purchaser Parties, to:

         Leonard Green & Partners, L.P.
         11111 Santa Monica Boulevard, Suite 2000
         Los Angeles, California 90025
         Attention: John Danhakl
         Telephone: (310) 954-0444
         Facsimile: (310) 954-0404]

         and

         c/o Texas Pacific Group
         345 California Street, Suite 3300
         San Francisco, California 94102
         Attention: Jonathan Coslet
         Telephone: (415) 743-1500
         Facsimile: (415) 743-1501

         with a copy (which shall not constitute notice) to:

         Skadden, Arps, Slate, Meagher & Flom LLP
         300 South Grand Avenue, Suite 3400
         Los Angeles, California 90071-3144
         Attention: Nicholas P. Saggese, Esq.
         Telephone: (213) 687-5000
         Facsimile: (213) 687-5600

         and

         Cleary, Gottlieb, Steen & Hamilton
         One Liberty Plaza
         New York, New York 10006
         Attention: David Leinwand, Esq.
         Telephone: (212) 225-2000
         Facsimile: (212) 225-3999
         if to any of the Management Parties, to the address and/or telephone number set forth below such Stockholder's name on the signature pages hereto with a copy (which shall not constitute notice) to:

         Munger Tolles & Olson LLP
         355 South Grand Avenue, Suite 3500
         Los Angeles, California 90071-1560
         Attention: Simon M. Lorne, Esq.
         Telephone: (213) 683-9139
         Facsimile: (213) 683-5139

         If to any of the Financing Parties, to:

         TCW/Crescent Mezzanine LLC
         200 Park Avenue, 22nd Floor
         New York, NY 10166
         Attention: Mark Gold
         John Rocchio

         with a copy (which shall not constitute notice) to:

         Trust Company of the West
         11100 Santa Monica Boulevard, Suite 2000
         Los Angeles, California 90025
         Facsimile: (310) 235-5967
         Attention: Jean-Marc Chapus

         with another copy to (which shall not constitute notice):

         Pepper Hamilton LLP
         3000 Two Logan Square
         18th And Arch Streets
         Philadelphia, PA 19103-2799
         Facsimile: (215) 981-4750
         Attention: Cary S. Levinson, Esquire




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first set forth above.



                                       PETCO ANIMAL SUPPLIES, INC.


                                       By:
                                          --------------------------------------
                                       Name:  James M. Myers
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                       PURCHASING STOCKHOLDERS


                                       GREEN EQUITY INVESTORS III, L.P.


                                       By:  GEI Capital III, LLC General Partner


                                            By:
                                               ---------------------------------
                                               Name:  John Danhakl
                                               Title: Manager


                                       TPG PARTNERS III, L.P.


                                       By:  TPG GenPar III, L.P.
                                            its General Partner

                                       By:  TPG Advisors III, Inc.
                                            its General Partner


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                       TPG PARALLEL III, L.P.


                                       By:  TPG GenPar III, L.P.
                                            its General Partner

                                       By:  TPG Advisors III, Inc.
                                            its General Partner


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                       TPG DUTCH PARALLEL III, C.V.


                                       By:  TPG GenPar III, L.P.
                                            its General Partner

                                       By:  TPG Advisors III, Inc.
                                            its General Partner


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                       TPG INVESTORS III, L.P.


                                       By:  TPG GenPar III, L.P.
                                            its General Partner

                                       By:  TPG Advisors III, Inc.
                                            its General Partner


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                       FOF PARTNERS III, L.P.


                                       By:  TPG GenPar III, L.P.
                                            its General Partner

                                       By:  TPG Advisors III, Inc.
                                            its General Partner


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                       FOF PARTNERS III-B, L.P.


                                       By:  TPG GenPar III, L.P.
                                            its General Partner

                                       By:  TPG Advisors III, Inc.
                                            its General Partner


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                       ANTIN FAMILY REVOCABLE TRUST


                                       By:
                                          --------------------------------------
                                          Name:  Arthur J. Antin
                                          Title: Trustee


                                       DAY ANNUITY TRUST


                                       By:
                                          --------------------------------------
                                          Name:  Julian C. Day
                                          Title: Trustee


                                       MILLER FAMILY HOLDINGS, LLC


                                       By:
                                          --------------------------------------
                                          Name:  Robert G. Miller
                                          Title:


                                       STEVEN G. MILLER AND JACQUELYNE G.
                                       MILLER TRUST DATED SEPTEMBER 13, 1990


                                       By:
                                          --------------------------------------
                                          Name:  Steven G. Miller
                                          Title: Trustee


                                       By:
                                          --------------------------------------
                                          Name:  Jacquelyne G. Miller
                                          Title: Trustee

                                          --------------------------------------
                                          Lawrence H. Hayward



                                          --------------------------------------
                                          Thomas W. Fuller



                                          --------------------------------------
                                          Carol Johnson

                                       MANAGEMENT STOCKHOLDERS



                                       ----------------------------------
                                       Brian K. Devine

                                         Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                         Facsimile:
                                                   -----------------------------

                                         Phone:
                                                   -----------------------------




                                       ----------------------------------
                                       Bruce C. Hall

                                         Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                         Facsimile:
                                                   -----------------------------

                                         Phone:
                                                   -----------------------------




                                       ----------------------------------
                                       James M. Myers

                                         Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                         Facsimile:
                                                   -----------------------------

                                         Phone:
                                                   -----------------------------




                                       ----------------------------------
                                       Arthur J. Antin

                                         Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                         Facsimile:
                                                   -----------------------------

                                         Phone:
                                                   -----------------------------

                                       THE MITCHELL FAMILY TRUST UTD 11/9/00

                                       By:
                                          --------------------------------------
                                          Name:  Janet D. Mitchell
                                          Title: Trustee


                                         Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                         Facsimile:
                                                   -----------------------------

                                         Phone:
                                                   -----------------------------



                                       WOODARD ENTERPRISES, LLC

                                       By:
                                          --------------------------------------
                                          Name:  William M. Woodard
                                          Title:


                                         Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                         Facsimile:
                                                   -----------------------------

                                         Phone:
                                                   -----------------------------



                                       WOODARD FAMILY TRUST UTD 1/15/96

                                       By:
                                          --------------------------------------
                                          Name:  William M. Woodard
                                          Title: Trustee


                                         Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                         Facsimile:
                                                   -----------------------------

                                         Phone:
                                                   -----------------------------

                                       FINANCING STOCKHOLDERS

                                       TCW LEVERAGED INCOME TRUST, L.P.

                                       By: TCW Advisers (Bermuda), Ltd.
                                       as its General Partner

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                       By: TCW Investment Management Company
                                           as Investment Advisor

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------



                                       TCW LEVERAGED INCOME TRUST II, L.P.

                                       By: TCW (LINC II), L.P.
                                       as its General Partner

                                       By: TCW Advisers (Bermuda), Ltd.
                                       its General Partner

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                       By: TCW Investment Management Company
                                       as Investment Adviser

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                       TCW LEVERAGED INCOME TRUST IV, L.P.

                                       By: TCW Asset Management Company
                                       as its Investment Adviser

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                       By: TCW (LINC IV), L.L.C.
                                       as General Partner

                                       By: TCW Asset Management Company
                                       as its Managing Member

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                       TCW/CRESCENT MEZZANINE PARTNERS II, L.P.

                                       By: TCW/Crescent Mezzanine II, L.P.
                                       its General Partner or Managing Member

                                       By: TCW/Crescent Mezzanine, L.L.C.
                                       its General Partner

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


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


                                       TCW/CRESCENT MEZZANINE TRUST II

                                       By: TCW/Crescent Mezzanine II, L.P.
                                       its General Partner or Managing Member

                                       By: TCW/Crescent Mezzanine, L.L.C.
                                       its General Partner

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                       CANTERBURY MEZZANINE CAPITAL II, L.P.

                                       By: Canterbury Capital II, L.L.C.
                                       its General Partner

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                       TRANSAMERICA LIFE INSURANCE COMPANY

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                       J/Z CBO (DELAWARE), LLC

                                       By: Jordan/Zalaznick Advisers, Inc.
                                       its Collateral Manager

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                       IBJ WHITEHALL BANK & TRUST COMPANY

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


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


                                   SCHEDULE I

PURCHASING STOCKHOLDERS

Green Equity Investors III, L.P.
TPG Partners III, L.P.
TPG Parallel III, L.P.
TPG Dutch Parallel III, C.V.
TPG Investors III, L.P.
FOF Partners III, L.P.
FOF Partners III-B, L.P.
Day Annuity Trust
Antin Family Revocable Trust
Steven G. Miller and Jacquelyne G. Miller Trust dated September 13, 1990 Lawrence H. Hayward
Miller Family Holdings, LLC
Thomas W. Fuller
Carol Johnson

                                   SCHEDULE II

MANAGEMENT STOCKHOLDERS

Brian K. Devine
Bruce C. Hall
James M. Myers
Arthur J. Antin
The Mitchell Family Trust UTD 11/9/00
Woodard Enterprises, LLC
Woodard Family Trust UTD 1/15/96

                                  SCHEDULE III


FINANCING STOCKHOLDERS

TCW/Crescent Mezzanine Partners II, L.P.
TCW/Crescent Mezzanine Trust II
TCW Leveraged Income Trust, L.P.
TCW Leveraged Income Trust II, L.P.
TCW Leveraged Income Trust IV, L.P.
Canterbury Mezzanine Capital II, L.P.
Transamerica Life Insurance Company
J/Z CBO (Delaware), LLC
IBJ Whitehall Bank & Trust Company



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